SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No. )

Filed by the Registrant                [X]
Filed by a Party other than the Registrant        [ ]

Check the appropriate box:
[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material under Rule 14a-12

The Southern Africa Fund, Inc.
------------------------------------------------------------------------------------------------------------------------------------------------
(Name of Registrant as Specified in its Charter)

------------------------------------------------------------------------------------------------------------------------------------------------
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[ X ] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
1.	Title of each class of securities to which transaction applies:
…………………………………………………………………………………………………………………….
2.	Aggregate number of securities to which transaction applies:
…………………………………………………………………………………………………………………….
3.	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
…………………………………………………………………………………………………………………….
4.	Proposed maximum aggregate value of transaction:
…………………………………………………………………………………………………………………….
5.	Total fee paid:
…………………………………………………………………………………………………………………….
[ ] Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
1.	Amount Previously Paid:
…………………………………………………………………………………………………………………….
2.	Form, Schedule or Registration Statement No.:
…………………………………………………………………………………………………………………….
3.	Filing Party:
…………………………………………………………………………………………………………………….
4.	Date Filed:
…………………………………………………………………………………………………………………….

I n v e s t e c
Asset Management
THE SOUTHERN AFRICA FUND, INC.
________________________________________________________________________________________________

1055 Washington Blvd, Third Floor, Stamford, Connecticut 06901
Toll Free (800) 915-6565
________________________________________________________________________________________________

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
October 27, 2004

To the Stockholders of The Southern Africa Fund, Inc.:

Notice is hereby given that a Special Meeting of Stockholders (the “Meeting”) of The Southern Africa Fund, Inc., a Maryland corporation (the “Fund”), will be held at 375 Park Avenue, Suite 809, New York, New York 10152, on October 27, 2004, at 9:00 A.M., Eastern Time, for the following purposes, which are more fully described in the accompanying Proxy Statement dated September 27, 2004:

1.     To approve the liquidation and dissolution of the Fund pursuant to the provisions of the Plan of Liquidation and Dissolution approved by the Board of Directors of the Fund; and

2.     To transact such other business as may properly come before the Meeting or any postponement or adjournment thereof.

The Board of Directors has fixed the close of business on September 10, 2004 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Meeting or any postponement or adjournment thereof. The enclosed proxy is being solicited on behalf of the Board of Directors of the Fund. Each stockholder who does not expect to attend the Meeting in person is requested to complete, date, sign and promptly return the enclosed proxy card.

By Order of the Board of Directors,

Royce Brennan
Secretary

Stamford, Connecticut
September 27, 2004

_______________________________________________________________________________________________

YOUR VOTE IS IMPORTANT

Please indicate your voting instructions on the enclosed proxy card, sign and date it, and return it in the envelope provided, which needs no postage if mailed in the United States. Your vote is very important no matter how many shares you own. Please mark and mail your proxy card promptly in order to save the Fund any additional expense of further proxy solicitation and in order for the Meeting to be held as scheduled.
________________________________________________________________________________________________

[This page intentionally left blank.]

PROXY STATEMENT
THE SOUTHERN AFRICA FUND, INC.

1055 Washington Boulevard, Third Floor
Stamford, Connecticut 06901
___________________

SPECIAL MEETING OF STOCKHOLDERS
October 27, 2004
___________________

INTRODUCTION

This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of The Southern Africa Fund, Inc., a Maryland corporation (the “Fund”), to be voted at the Special Meeting of Stockholders of the Fund (the “Meeting”). The Meeting will be held at 375 Park Avenue, Suite 809, New York, New York 10152 on October 27, 2004 at 9:00 A.M., Eastern Time. The solicitation will be by mail and the cost will be borne by the Fund. The Notice of Meeting, this Proxy Statement and the accompanying proxy card are being mailed to stockholders on or about September 27, 2004.

The Board of Directors has fixed the close of business on September 10, 2004, as the record date for the determination of stockholders entitled to notice of, and to vote at, the Meeting and at any postponement or adjournment thereof (the “Record Date”). The outstanding voting shares of the Fund as of the Record Date consisted of 4,337,126 shares of common stock, each share being entitled to one vote. All properly executed and timely received proxies will be voted at the Meeting in accordance with the instructions marked thereon or otherwise provided therein. Accordingly, unless instructions to the contrary are marked, proxies will be voted for the approval of the liquidation and dissolution of the Fund at the Meeting (Proposal One). Any stockholder may revoke his or her proxy at any time prior to the exercise thereof by giving written notice to the Secretary of the Fund at 1055 Washington Boulevard, Third Floor, Stamford, Connecticut 06901, by signing another proxy of a later date or by personally voting at the Meeting.

Properly executed proxies may be returned with instructions to abstain from voting or to withhold authority to vote (an “abstention”) or may represent a broker “non-vote” (which is a proxy from a broker or nominee indicating that the broker or nominee has not received instructions from the beneficial owner or other person entitled to vote the shares on a particular matter with respect to which the broker or nominee does not have discretionary power to vote). The shares represented by abstentions and broker non-votes will be considered present for purposes of determining the existence of a quorum for the transaction of business, but will have the effect of a “no” vote on Proposal One. If any proposal other than Proposal One properly comes before the Meeting, the shares represented by proxies will be voted on all such proposals in the discretion of the person, or persons, holding the proxies.

A quorum for the Meeting will consist of the presence in person or by proxy of the holders of a majority of the shares entitled to vote at the Meeting. Whether or not a quorum is present at the Meeting, if sufficient votes in favor of the position recommended by the Board of Directors on Proposal One are not timely received, the persons named as proxies may, but are under no obligation to, with no other notice than announcement at the Meeting, propose and vote for one or more adjournments of the Meeting for up to 120 days after the Record Date to permit further solicitation of proxies. Shares represented by proxies indicating a vote contrary to the position recommended by the Board of Directors on Proposal One will be voted against adjournment of the Meeting as to that proposal.

The Fund will bear the cost of this Proxy Statement. The Fund has engaged Georgeson Shareholder Communications Inc. (“GSC”), 17 State Street, New York, New York 10004, to assist the Fund in soliciting proxies for the Meeting. The Fund will pay GSC an estimated fee of $8,000 for its services plus reimbursement of out-of-pocket expenses. The Fund may also pay GSC fees to tabulate the votes and for services as Inspector of Election. Directors and officers of the Fund also may solicit proxies by any permissible means.

PROPOSAL ONE: APPROVAL OF THE PLAN OF LIQUIDATION AND DISSOLUTION OF THE FUND

The Fund proposes to liquidate its assets and dissolve pursuant to the provisions of the Plan of Liquidation and Dissolution of the Fund attached as Exhibit A (the "Plan"). The Plan was approved by the Board of Directors on August 30, 2004. The Board has determined that the orderly liquidation of the Fund's assets is advisable and has directed that the Plan be submitted for consideration by the stockholders of the Fund. The Plan provides for the complete liquidation of all of the assets of the Fund, the payment by the Fund of all known obligations, including the expenses of the liquidation, and the payments to stockholders of one or more liquidating distributions equal to the net asset value per share (“NAV”) in redemption of their shares of the Fund, together with accrued and unpaid dividends and distributions, if any. If the Plan is approved at the Meeting (the “Effective Date”) by the affirmative vote of the holders of a majority of the Fund's outstanding shares of Common Stock, the Fund will undertake to liquidate the Fund's assets at market prices and on such terms and conditions as the Fund shall determine to be reasonable and in the best interests of the Fund and its stockholders. The description of the Plan in this Proxy Statement is qualified in its entirety by reference to Exhibit A.

If the Plan is approved by the requisite stockholder vote, the Fund will not hold an annual meeting of stockholders in 2005 (the “2005 Annual Meeting”). If the Plan is not approved by the requisite stockholder vote, the Board of Directors will consider what other action, if any, should be taken.

APPROVAL OF THE PLAN

Reasons for the Liquidation and Dissolution

In August 2003, the Board of Directors announced that it believed that it was not in the best interests of the Fund for its shares to regularly trade at a discount to NAV and that it had revised a recently adopted policy with respect to repurchases of its shares by the Fund. The effect of this policy was to require the initiation of a tender offer for 10% of the Fund’s outstanding shares at a price equal to their NAV if the shares traded at an average discount from NAV of greater than 5% for the six-month period ended May 31, 2004. This policy also requires the Board of Directors to recommend liquidation of the Fund to stockholders if the Fund’s shares also trade at an average discount of greater than 5% for the six-month period ending November 30, 2004. The average discount for the period from December 1, 2003 through May 31, 2004 was 10.30%. The average discount for the period from June 1, 2004 through August 27, 2004 was 7.97%.

On July 21, 2004 the Fund’s investment manager, Investec Asset Management U.S. Limited (“Investec”), gave notice to the Board of Directors of its intention to terminate its investment management agreement with the Fund, effective as of September 30, 2004, provided that if the Board of Directors were to recommend liquidation of the Fund to stockholders, the termination date would be extended to October 31, 2004 or such other later date as may be agreed.

Since that time, the Board of Directors has carefully considered what action would be in the best interests of the Fund and its stockholders in the circumstances. Options evaluated by the Board of Directors before coming to its recommendation of liquidation included continuation of the Fund with a new investment manager, possibly with some modification of the Fund’s current investment strategy and investment management fee rate.

After considering the options available to the Fund and in view of the substantial likelihood that the Board of Directors would be required later this year to recommend liquidation of the Fund pursuant to the policy described above, the Board decided that liquidation of the Fund at this time would be in the best interests of the Fund and approved recommending that the stockholders approve the liquidation and dissolution of the Fund pursuant to the Plan.

The Fund will bear the costs associated with the liquidation of the Fund.

As of September 20, 2004, the NAV of the Fund was $ 21.28, and the price per share of the last reported trade of the Fund's shares on the same date was $ 20.25. The market price of the Fund's shares may increase or decrease prior to the distributions of the assets to the Fund's stockholders. Stockholders are urged to obtain current market quotations for the Fund's shares.

The liquidation of the assets and dissolution of the Fund will permit the Fund's stockholders to invest the distributions received by them upon the Fund's liquidation in investment vehicles of their own choice.

Plan of Liquidation and Dissolution of the Fund
The Plan provides for the complete liquidation of the assets of the Fund, distribution of the proceeds to stockholders, and dissolution of the Fund. If the Plan is approved, the Fund will undertake to liquidate the Fund's assets at market prices and on such terms and conditions as Fund management, under the supervision of the Board, shall determine to be reasonable and in the best interests of the Fund and its stockholders.

The Plan provides that the Board shall have the authority to authorize such variations from, or amendments of, the provisions of the Plan (other than the terms governing the Liquidation Distributions, as defined below) as may be necessary or appropriate to effect the liquidation and dissolution of the Fund and the distribution of its net assets to stockholders in accordance with the purposes to be accomplished by the Plan.

Liquidation Value
If the Plan is adopted by the Fund's stockholders at the Meeting, as soon as practicable after the consummation of the sale of all of the Fund's portfolio securities and the payment of all of the Fund's known expenses, charges, liabilities and other obligations, including those expenses incurred in connection with the liquidation, each Fund stockholder will receive an initial distribution in an amount equal to the net asset value per share, as determined in accordance with the Fund's current valuation procedures, together with accrued and unpaid dividends and distributions, if any, with respect to each of the stockholder's shares of the Fund. Thereafter, one or more further distributions may be made (together with the initial distributions, the "Liquidation Distributions").

Federal Income Tax Consequences
The following summary provides general information with regard to the federal income tax consequences to stockholders on receipt of the Liquidation Distributions from the Fund pursuant to the provisions of the Plan. This summary also discusses the effect of federal income tax provisions on the Fund resulting from its liquidation and dissolution. The following summary does not discuss the tax treatment of any distributions of the Fund’s pre-Effective Date income and gain, which will be taxed and reported to stockholders in the typical manner (i.e., a pass-through of ordinary income and capital gains), regardless of whether paid as a special dividend or as part of the Liquidation Distributions.

This summary is based on the tax laws and regulations in effect on the date of this Proxy Statement, all of which are subject to change by legislative or administrative action, possibly with retroactive effect.

The information below is only a summary of some of the federal tax consequences generally affecting the Fund and its individual U.S. stockholders resulting from the liquidation of the Fund. This summary does not address the particular federal income tax consequences applicable to stockholders other than U.S. individuals nor does it address state or local tax consequences. The tax consequences discussed herein may affect stockholders differently depending on their particular tax situations and, accordingly, this summary is not a substitute for careful tax planning on an individual basis. Stockholders are encouraged to consult their personal tax advisers concerning their particular tax situations and the impact thereon of receiving the Liquidation Distributions.

As discussed above, pursuant to the Plan, the Fund will sell its assets, pay or make provisions for the payment of all liabilities, distribute the remaining proceeds to its stockholders, and dissolve. The Fund anticipates that the Fund will retain its qualification as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"), during the liquidation period and, therefore, will not be taxed on any of its net capital gains realized from the sale of its assets.

For federal income tax purposes, a stockholder's receipt of the Liquidation Distributions will be a taxable event and will be treated as a sale of the stockholder's shares of the Fund in exchange for the Liquidation Distributions. Each stockholder will recognize a gain or loss in an amount equal to the difference between the adjusted tax basis in his or her shares and the Liquidation Distributions he or she receives from the Fund. If the shares are held as a capital asset, the gain or loss will generally be characterized as a capital gain or loss. If the shares have been held for more than one year, any gain will constitute a long-term capital gain taxable to individual stockholders at a maximum federal income tax rate of 15% (plus state and local taxes), and any loss will constitute a long-term capital loss. If the stockholder has held the shares for not more than one year, any gain or loss will be a short-term capital gain or loss.

If a stockholder has failed to furnish a correct taxpayer identification number or has failed to clarify that he or she has provided a correct taxpayer identification number and that he or she is not subject to "backup withholding," the stockholder may be subject to a 28% backup withholding tax with respect to any ordinary or capital gains dividends as well as the Liquidation Distributions. An individual's taxpayer identification number is his or her social security number. Certain stockholders specified in the Code may be exempt from backup withholding. The backup withholding tax is not an additional tax and may be credited against a taxpayer's federal income tax liability.

Stockholders will be notified of their respective shares of ordinary and capital gains dividends for the Fund's final fiscal year in normal tax-reporting fashion.

Liquidation Distributions
At present, the dates on which the Fund will pay Liquidation Distributions to its stockholders are uncertain, but it is anticipated that if the Plan is adopted by the stockholders at the Meeting on October 27, 2004, an initial Liquidation Distribution would occur in November 2004, with one or more Liquidation Distributions possibly to be paid thereafter. There can be no assurance, however, that the Liquidation Distributions can be made by these dates. Stockholders holding Fund shares in book-entry form as of the close of business on the date immediately preceding a Liquidation date will receive their Liquidation Distributions on the relevant Liquidation date without any further action on their part. Stockholders holding their Fund shares in certificated form will receive their Liquidation Distributions upon receipt by the Fund of their certificates. Certificated stockholders will receive appropriate instructions for submission of their certificates prior to the Liquidation date.

REQUIRED VOTE

Approval of this Proposal requires the affirmative vote of the holders of a majority of the Fund's outstanding shares of Common Stock. THE BOARD RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE PROPOSED LIQUIDATION OF ASSETS AND DISSOLUTION OF THE FUND PURSUANT TO THE PROVISIONS OF THE PLAN.

INFORMATION CONCERNING THE FUND’S INVESTMENT ADVISER AND ADMINISTRATOR

The Fund’s investment adviser is Investec Asset Management U.S. Limited, with principal offices at 1055 Washington Boulevard, Third Floor, Stamford, Connecticut 06901. The Fund’s administrator is Brown Brothers Harriman & Co., with principal offices at 40 Water Street, Boston, Massachusetts 02109.

APPRAISAL RIGHTS

Stockholders will not be entitled to appraisal rights under Maryland law in connection with the liquidation and dissolution of the Fund.

OTHER MATTERS

The Board of Directors of the Fund is not aware of any matters that will be presented for action at the Meeting other than the matters set forth herein. Should any other matters requiring a vote of stockholders arise, the proxy in the accompanying form will confer upon the person or persons entitled to vote the shares represented by such proxy the discretionary authority to vote the shares as to any such other matters in accordance with their discretion.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

According to information filed with the Commission, as of the dates noted or as otherwise indicated, the following persons were the beneficial owners of more than 5% of the Fund’s common stock:

Name and Address of Beneficial Owner	Amount of Beneficial Ownership	Percentage of Shares Outstanding
Sarasin Investmentfonds SICAV (“Sarasin”) 14, rue Aldringen L-1118 Luxembourg	433,254	9.99%[1]
Phillip Goldstein 60 Heritage Drive Pleasantville, New York 10570	305,300	7.04%[2]
Metage Capital Limited 8 Pollen Street London W1S 1NG	276,209	6.37%[3]
Andrew M. Weiss 29 Commonwealth Ave, 10th Floor Boston, MA 02116	265,000	6.11%[4]
Merrill Lynch and Co., Inc. 4 World Financial Center New York, New York 10080	253,378	5.84%[5]

As of September 8, 2004, none of the Directors or officers of the Fund owned any shares of the Fund. The Fund is the only registered investment company to which the Advisor provides investment advisory services.

STOCKHOLDER PROPOSALS FOR THE NEXT ANNUAL MEETING OF STOCKHOLDERS

If the Proposal is approved by the stockholders, the Fund will not hold the 2005 Annual Meeting. If, however, the Proposal fails to be approved, the Fund expects to hold the 2005 Annual Meeting in March 2005. Stockholders wishing to submit proposals to be presented at the 2005 Annual Meeting, if one is held, and to be included in the Fund's proxy materials, should send their written proposals to the Fund by October 29, 2004. The submission by a stockholder of a proposal for inclusion in the proxy statement does not guarantee that it will be included. Stockholder proposals are subject to certain requirements under the federal securities laws and Maryland General Corporation Law (“MGCL”) and must be submitted in accordance with the Fund’s Amended and Restated Bylaws. If not received by the Fund by October 29, 2004, and includable in the Fund’s proxy statement and form of proxy relating to the 2005 Annual Meeting, for a stockholder proposal to be presented at that meeting, in accordance with the Fund’s Amended and Restated Bylaws, the proposal must be delivered by a stockholder of record to the Secretary of the Fund after November 26, 2004, and before the close of business on December 27, 2004.

The persons named as proxies for the 2005 Annual Meeting will, with respect to proxies in effect at that meeting, have discretionary authority to vote on any matter presented by a stockholder for action at that meeting unless the Fund receives notice of the matter within the period specified in the advance notice provision in the Fund’s Amended and Restated Bylaws, described above. If the Fund receives such timely notice, these persons will not have this authority except as provided in the applicable rules of the Commission.

REPORTS TO STOCKHOLDERS

The Fund will furnish each person to whom this Proxy Statement is delivered a copy of the Fund’s latest annual report to stockholders upon request and without charge. To request a copy, please call Investec Asset Management U.S. Limited at (800) 915-6565 or contact Ross Reuvers at Investec Asset Management U.S. Limited, 1055 Washington Boulevard, Third Floor, Stamford, Connecticut 06901.

PLEASE COMPLETE, SIGN, AND RETURN THE ENCLOSED PROXY PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

By Order of the Board of Directors,

Royce Brennan
Secretary

September 27, 2004
Stamford, Connecticut

 EXHIBIT A

THE SOUTHERN AFRICA FUND, INC.

PLAN OF LIQUIDATION AND DISSOLUTION

This Plan of Liquidation and Dissolution (the "Plan") of The Southern Africa Fund, Inc. (the "Fund"), a Maryland corporation and a closed-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"), is intended to accomplish the complete liquidation and dissolution of the Fund in conformity with the laws of the State of Maryland.

WHEREAS, on August 30, 2004 the Fund's Board of Directors (the "Board") determined that it is advisable to dissolve the Fund; and

WHEREAS, the Board has considered and approved this Plan as the method of liquidating and dissolving the Fund and has directed that the dissolution of the Fund be submitted to the stockholders of the Fund (the "Stockholders") for their consideration;

NOW, THEREFORE, the liquidation and dissolution of the Fund shall be carried out in the manner hereinafter set forth:

1.	Effective Date of Plan. The Plan shall be and become effective only upon the approval of the dissolution of the Fund by the Stockholders entitled to cast at least a majority of the votes entitled to be cast on the matter at a duly called Special Meeting of the Stockholders at which a quorum is present. The day of such approval by the Stockholders is hereinafter called the "Effective Date."

2.	Cessation of Business. After the Effective Date, the Fund shall cease its business as an investment company and shall not engage in any business activities except for the purposes of winding up its business and affairs, preserving the value of its assets, discharging or making reasonable provision for the payment of all of the Fund's liabilities as provided in Section 5 herein, and distributing its remaining assets to the Stockholders in accordance with this Plan.

3.	Fixing of Interests and Closing of Books. The proportionate interests of Stockholders in the assets of the Fund shall be fixed on the basis of their respective shareholdings at the close of business on the Effective Date or on such later date as may be determined by the Board (the "Determination Date"). On the Determination Date, the books of the Fund shall be closed. Thereafter, unless the books are reopened because the Plan can not be carried into effect under the laws of the State of Maryland or otherwise, the Stockholders' respective interests in the Fund's assets shall not be transferable by the negotiation of share certificates and the Fund's shares will cease to be traded on the New York Stock Exchange, Inc. (the "NYSE").

4.	Notice of Liquidation. As soon as practicable after the Effective Date, the Fund shall mail notice to its known creditors, if any, at their addresses as shown on the Fund's records, that this Plan has been approved by the Board and the Stockholders and that the Fund will be liquidating its assets, to the extent such notice is required under the Maryland General Corporation Law (the "MGCL").

5.	Liquidation of Assets and Payment of Debts. As soon as is reasonable and practicable after the Effective Date, all portfolio securities of the Fund shall be converted to cash or cash equivalents. As soon as practicable after the Effective Date, the Fund shall pay, or make reasonable provision to pay in full all known or reasonably ascertainable liabilities of the Fund incurred or expected to be incurred prior to the date of the final Liquidating Distribution provided for in Section 6 below.

6.	Liquidating Distributions. In accordance with Section 331 of the Internal Revenue Code of 1986, as amended, the Fund's assets are expected to be distributed by one or more cash payments in complete

A-1

cancellation of all the outstanding shares of stock of the Fund. The first distribution of the Fund's assets (the "First Distribution") is expected to consist of cash representing a substantial portion of the assets of the Fund, less an estimated amount necessary to discharge any (a) unpaid liabilities and obligations of the Fund on the Fund's books on the First Distribution date, and (b) liabilities as the Board shall reasonably deem to exist against the assets of the Fund on the Fund's books. Each subsequent distribution, if any (each a "Distribution" and, together with the First Distribution and all other Distributions, the "Liquidating Distribution"), will consist of cash from any assets remaining after payment of expenses, the proceeds of any sale of assets of the Fund under the Plan not sold prior to the earlier Distributions and any other miscellaneous income to the Fund. The Board, or a duly authorized committee thereof, will set the record date and payment date for the First Distribution and each subsequent Distribution.

Each Stockholder not holding stock certificates of the Fund will receive liquidating distributions equal to the Stockholder's proportionate interest in the net assets of the Fund. Each Stockholder holding stock certificates of the Fund will receive a confirmation showing such Stockholder's proportionate interest in the net assets of the Fund with an advice that such Stockholder will be paid in cash upon return of the stock certificate. All Stockholders will receive information concerning the sources of the liquidating distribution.

7.	Expenses of the Liquidation and Dissolution of the Fund. The Fund shall bear all of the expenses incurred in carrying out this Plan.

8.	Deregistration as an Investment Company. Upon completion of the Liquidating Distribution, the Fund shall file with the Securities and Exchange Commission an application for an order declaring that the Fund has ceased to be an investment company.

9.	Dissolution. As promptly as practicable, but in any event no earlier than 20 days after the mailing of notice to the Fund's known creditors, if any, the Fund shall be dissolved in accordance with the laws of the State of Maryland and the Fund's charter, including filing Articles of Dissolution with the State Department of Assessments and Taxation of Maryland.

Once dissolved, if any additional assets remain available for distribution to the Stockholders, the Board may provide such notices to the Stockholders and make such distributions in the manner provided by the MGCL.

10.	Additional Actions and Amendments. Without limiting the power of the Board under Maryland law and the Fund's charter, the Board and, subject to the discretion of the Board or a duly authorized committee thereof, the officers of the Fund, shall have authority to do or authorize any or all acts and things as they may consider necessary or desirable to carry out the purposes of the Plan, including, without limitation, the execution and filing of all certificates, documents, information returns, tax returns, forms and other papers which may be necessary or appropriate to implement the Plan or which may be required by the provisions of Maryland law, the 1940 Act, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, or the NYSE. The Board shall have the authority to authorize such variations from, or amendments of, the provisions of the Plan (other than the terms governing the Liquidating Distribution) as may be necessary or appropriate to effect the liquidation and dissolution of the Fund and the distribution of its net assets to Stockholders in accordance with the purposes to be accomplished by the Plan.

A-2

TABLE OF CONTENTS

Page

INTRODUCTION ........................................................................................................................................................... 1

PROPOSAL ONE: APPROVAL OF LIQUIDATION AND DISSOLUTION OF FUND......................................... 2

APPROVAL OF THE PLAN………………………………………………………………………………………….. 2

REQUIRED VOTE …………………………………………………………………………………………………….. 4

INFORMATION CONCERNING THE FUND’S INVESTMENT ADVISER AND ADMINISTRATOR ………4

APPRAISAL RIGHTS ………………………………………………………………………………………………... 4

OTHER MATTERS ....................................................................................................................................................... 4

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES …………………………………………. 4

The Southern Africa Fund, Inc.
___________________________________________________________________________________________

Investec
Asset Management
___________________________________________________________________________________________

NOTICE OF SPECIAL MEETING
OF STOCKHOLDERS AND
PROXY STATEMENT
October 27, 2004

THE SOUTHERN AFRICA FUND, INC.
PROXY IN CONNECTION WITH THE SPECIAL MEETING OF
STOCKHOLDERS TO BE HELD ON OCTOBER 27 2004

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE FUND.

The undersigned stockholder of The Southern Africa Fund, Inc., a Maryland corporation (the “Fund”), hereby appoints Amy L. Morris and Ross Reuvers, or either of them, as proxies for the undersigned with full power of substitution in each of them, to attend the Special Meeting of Stockholders to be held on October 27, 2004 at 375 Park Avenue, Suite 809, New York, New York 10152, at 9:00 A.M., Eastern time, and any postponement or adjournment thereof (the “Meeting”), to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Meeting and otherwise to represent the undersigned at the Meeting with all powers possessed by the undersigned if personally present at the Meeting. The undersigned hereby acknowledges receipt of Notice of the Meeting and accompanying Proxy Statement, revokes any proxy heretofore given with respect to the Meeting and hereby instructs said proxies to vote said shares as indicated on the reverse side hereof.
IF THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST AS INSTRUCTED ON THE REVERSE SIDE HEREOF. IF THIS PROXY IS PROPERLY EXECUTED BUT NO INSTRUCTION IS GIVEN, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST “FOR” PROPOSAL ONE AND IN THE DISCRETION OF THE PROXY HOLDER(S) ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE SPECIAL MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

PLEASE COMPLETE, DATE AND SIGN ON THE REVERSE SIDE HEREOF AND RETURN THIS PROXY CARD PROMPTLY. YOU MAY USE THE ENCLOSED ENVELOPE.

The Board of Directors of the Fund urges you to vote “For” the following proposal, as more fully described in the accompanying Proxy Statement:
Please mark votes as in this example: /x/

For     Against         Abstain
1.	To approve liquidation and dissolution of the Fund
pursuant to the provisions of the Plan of             / /     / /        / /
Liquidation and Dissolution of the Fund

2.   To vote and otherwise represent the undersigned on any other matter that may properly come before the
    Meeting or any adjournment or postponement thereof in the discretion of the proxy holder(s).

Please be sure to sign, date, and return this Proxy card promptly.
You may use the enclosed envelope. No postage required.
Please sign this Proxy exactly as your name(s) appear(s) on the records of the Fund. Joint owners should each sign personally. Trustees and other representatives should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation or another entity, the signature should be that of an authorized officer who should state his or her full title.

Dated:            , 2004

___ ____________________
Signature

________________________
Signature, if held jointly

1Based on information in Sarasin's June 30, 2004 semi-annual report.
2As of 7/19/2004.
3As of 7/21/2004.
4As of 7/22/2004.
5As of 6/30/2004.